UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06083

Name of Registrant:	Vanguard Ohio Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period: December 1, 2017—November 30, 2018

Item 1: Reports to Shareholders

Annual Report | November 30, 2018 Vanguard Ohio Long-Term Tax-Exempt Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our CEO	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our CEO

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

It’s important to be prepared for that turbulence, whenever it appears. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

President and Chief Executive Officer

December 18, 2018

Your Fund’s Performance at a Glance

•                  For the 12 months ended November 30, 2018, Vanguard Ohio Long-Term Tax-Exempt Fund returned 0.79%. It lagged the 1.05% return of its benchmark index, which includes bonds across the maturity spectrum.

•                  Although fundamentals remained solid, Ohio municipal bonds went through a bumpy patch with the passage of new tax legislation in December, and their prices finished the period lower.

•                  The fund’s tilt toward lower-quality investment-grade bonds compared with the benchmark index helped relative performance, as these securities significantly outperformed their higher-quality counterparts. Security selection also added value, notably in university revenue bonds and local general obligation bonds. Having a longer duration than that of the benchmark was a detractor.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	5.92%	11.94%	10.89%
Russell 2000 Index (Small-caps)	0.57	10.08	7.50
Russell 3000 Index (Broad U.S. market)	5.53	11.80	10.62
FTSE All-World ex US Index (International)	-7.98	5.59	2.17

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.34%	1.33%	2.03%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	1.13	2.13	3.52
FTSE Three-Month U.S. Treasury Bill Index	1.76	0.92	0.55

CPI
Consumer Price Index	2.18%	2.02%	1.58%

Advisor’s Report

For the 12 months ended November 30, 2018, Vanguard Ohio Long-Term Tax-Exempt Fund returned 0.79%. This result lagged the 1.05% return of the benchmark, the Bloomberg Barclays Ohio Municipal Bond Index, which includes bonds across the maturity spectrum.

As municipal bond prices fell, yields rose. The fund’s 30-day SEC yield climbed 82 basis points to 3.22% over the fiscal year. (A basis point is one-hundredth of a percentage point.)

The fund is permitted to invest in securities that can generate income distributions subject to the alternative minimum tax (AMT). As of the end of the fiscal year, however, it didn’t own such securities.

The investment environment

Macroeconomic fundamentals remained supportive throughout the year. The U.S. economy expanded at a robust pace, boosted by tax cuts and more government spending. The unemployment rate dropped to 3.7%, an almost 50-year low, and inflation moved up to hover near the Federal Reserve’s target of 2%.

The Fed continued to normalize monetary policy through further cuts to its balance sheet and four additional increases to the federal funds target rate, putting it at 2%–2.25%. (It made another quarter-percentage-point hike just after the close of the period.)

Yields of Tax-Exempt Municipal Securities

(National Averages, AAA-Rated General Obligation Issues)

	November 30,	November 30,
Maturity	2017	2018
2 years	1.57%	1.98%
5 years	1.76	2.16
10 years	2.15	2.55
30 years	2.79	3.27

Source: Vanguard.

Despite the robust backdrop, the markets experienced some volatility. They swooned in late January on concerns that wage gains might push inflation higher and lead to the Fed raising rates more aggressively. October was another rough patch. Trade tensions with China intensified, and Fed Chairman Jerome Powell commented on how much higher rates might go, although he went on to tamp down expectations in late November.

The muni market also had to contend with the federal tax reform package that was passed in December 2017, which affected supply. One significant change is that municipalities can no longer issue bonds to advance-refund outstanding tax-exempt debt. The tax bill also included a provision— which was dropped just before passage—to eliminate tax exemptions for private-activity bonds issued for airports and not-for-profit hospitals and colleges. That resulted in a surge of private-activity bond issuance in December 2017.

The reduction in the statutory federal corporate tax rate to 21% affected demand for munis. It made their tax-equivalent yields a little less attractive to the fairly narrow segment of the market composed of nontraditional buyers such as banks and insurance companies. Municipalities responded by structuring issuance more for traditional buyers, which boosted usable supply for retail investors and mutual funds. A cap on deductions for state and local taxes and mortgage interest payments added to muni bonds’ attractiveness.

Overall, these factors contributed to an improvement in the balance between supply and demand.

Bouts of volatility aside, muni bond yields largely took their cues from the Treasury market, where yields across the maturity spectrum ended the fiscal year higher.

Ohio’s credit rating is very stable. Although its economic growth rate has lagged that of the nation overall, its revenues have managed to increase. The state is running a balanced budget, thanks in part to vigilance on the part of its government to address imbalances as they emerge. Other positives include improved liquidity as well as debt and unfunded pension levels that are below the national averages.

Management of the fund

The fund’s duration (a measure in years of a portfolio’s sensitivity to changes in interest rates) is structurally longer than that of its benchmark, which includes bonds of all maturities. That was the primary detractor from the fund’s relative performance during this period of rising rates.

Our tilt toward munis rated A and BBB, which are on the lower rungs of the investment-grade-credit ladder, was intended principally to capture the additional yield they produce, especially as credit spreads versus Treasuries were fairly tight. Over the 12 months, however, they performed better than their higher-quality counterparts as credit spreads compressed. Ohio munis rated BBB returned 1.50%, according to the Bloomberg Barclays Ohio Municipal Bond Index, compared with 0.97% for those rated AAA.

We drew on our deep and experienced bench of credit analysts to navigate this large, fragmented market. Security selection in a number of areas, including transportation revenue and prerefunded bonds, helped performance. Selection was subpar in some segments, however, including state general obligation bonds and airport/port revenue bonds.

Adding premium callable bonds worked in our favor. These securities, which may be redeemed before maturity, generally offer attractive yields and favorable total return potential in many interest rate scenarios.

The outlook

In the absence of any external shocks, the U.S. economy is on pace to break above its long-term potential growth rate in 2018 and 2019. The front-loaded effects of tax cuts and increased government spending on top of solid fundamentals should boost growth before it later drops back toward 2%. Along with some upward pressure on wages reflecting the tight labor market, this may push up U.S. core inflation through the first part of 2019. Against that backdrop, the Fed is likely to raise rates further and keep trimming the amount of Treasuries and mortgage-backed securities on its balance sheet.

We see this bounce as cyclical, however. We expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

We may see bouts of volatility in the bond market related to shifting expectations for inflation and interest rates. Other potential volatility triggers we’ll be watching include an intensification of trade disputes, flare-ups in geopolitical tensions, uncertainty over Brexit, and government spending in Italy.

We anticipate a convergence in global monetary policy. Central banks in developed countries should adopt less accommodative stances—some raising rates, some planning to do so, some reducing quantitative easing. Withdrawing that accommodation unexpectedly or too quickly could rattle the markets.

As always, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to add to the fund’s performance, whatever the markets may bring.

Paul M. Malloy, CFA, Principal,

Head of Municipal Bond Group

James M. D’Arcy, CFA, Portfolio Manager

Vanguard Fixed Income Group

December 18, 2018

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2018

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Long-Term Tax-Exempt Fund	5/31/2018	11/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,001.93	$0.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2008, Through November 30, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Ohio Long-Term Tax-Exempt Fund	0.79%	4.32%	5.09%	$16,429
Bloomberg Barclays OH Municipal
Bond Index	1.05	3.65	4.97	16,236
Bloomberg Barclays Municipal Bond
Index	1.13	3.52	4.88	16,101

Average Annual Total Returns: Periods Ended September 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Ohio Long-Term
Tax-Exempt Fund	6/18/1990	0.45%	4.35%	3.76%	1.19%	4.95%

See Financial Highlights for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Distribution by Stated Maturity

As of November 30, 2018

Under 1 Year	3.8%
1 - 3 Years	3.7
3 - 5 Years	2.3
5 - 10 Years	4.8
10 - 20 Years	45.5
20 - 30 Years	33.3
Over 30 Years	6.6

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Tax-Exempt Municipal Bonds (98.3%)
Ohio (98.1%)
Akron OH Bath & Copley Joint Township Hospital District Revenue (Children’s Hospital Medical Center of Akron)	5.000%	11/15/38		5,535	5,952
Akron OH Bath & Copley Joint Township Hospital District Revenue (Children’s Hospital Medical Center of Akron)	5.000%	11/15/42		2,780	2,938
Akron OH Bath & Copley Joint Township Hospital District Revenue (Summa Health System Obligated Group)	5.250%	11/15/46		10,170	10,968
Akron OH COP	4.000%	12/1/30		535	552
Akron OH Income Tax Revenue (Community Learning Centers)	4.000%	12/1/28		285	306
Akron OH Income Tax Revenue (Community Learning Centers)	4.000%	12/1/29		610	653
Akron OH Income Tax Revenue (Community Learning Centers)	4.000%	12/1/30		2,090	2,225
Akron OH Income Tax Revenue (Community Learning Centers)	5.000%	12/1/30		1,415	1,625
Akron OH Income Tax Revenue (Community Learning Centers)	4.000%	12/1/31		1,500	1,588
Akron OH Income Tax Revenue (Community Learning Centers)	5.000%	12/1/31		1,300	1,488
Akron OH Income Tax Revenue (Community Learning Centers)	4.000%	12/1/32		1,300	1,371
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	6/1/20	(Prere.)	8,000	8,341
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.250%	9/1/20	(Prere.)	4,015	4,231
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	5/1/33		6,320	6,778
Allen County OH Hospital Facilities Revenue (Catholic Healthcare Partners)	5.000%	5/1/42		10,020	10,645
Allen County OH Hospital Facilities Revenue (Mercy Health)	5.000%	8/1/28		250	288
Allen County OH Hospital Facilities Revenue (Mercy Health)	4.000%	8/1/37		1,900	1,895
Allen County OH Hospital Facilities Revenue (Mercy Health)	4.000%	8/1/38		4,800	4,776

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Allen County OH Hospital Facilities Revenue (Mercy Health)	5.000%	8/1/42		2,120	2,302
Allen County OH Hospital Facilities Revenue (Mercy Health)	4.000%	11/1/44		125	123
Allen County OH Hospital Facilities Revenue (Mercy Health)	4.000%	8/1/47		9,600	9,346
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/39		7,000	7,602
American Municipal Power Ohio Inc. Revenue	5.000%	2/15/42		8,410	8,893
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/31		3,010	3,230
American Municipal Power Ohio Inc. Revenue (Fremont Energy Center Project)	5.000%	2/15/37		10,415	11,084
American Municipal Power Ohio Inc. Revenue (Hydroelectric Projects)	5.000%	2/15/28		110	124
American Municipal Power Ohio Inc. Revenue (Meldahl Hydroelectric Project)	4.000%	2/15/34		1,380	1,405
American Municipal Power Ohio Inc. Revenue (Meldahl Hydroelectric Project)	4.000%	2/15/41		1,500	1,491
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/26		2,000	2,223
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/29		8,365	9,219
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/35		2,000	2,236
American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	5.000%	2/15/38		2,000	2,213
Apollo Career Center Joint Vocational School District Ohio GO	5.000%	12/1/21	(Prere.)	4,700	5,102
Apollo Career Center Joint Vocational School District Ohio GO	5.000%	12/1/28		705	823
Apollo Career Center Joint Vocational School District Ohio GO	5.000%	12/1/29		1,195	1,388
Apollo Career Center Joint Vocational School District Ohio GO	5.000%	12/1/30		365	422
Apollo Career Center Joint Vocational School District Ohio GO	4.000%	12/1/33		1,000	1,042
Apollo Career Center Joint Vocational School District Ohio GO	4.000%	12/1/35		1,470	1,518
Apollo Career Center Joint Vocational School District Ohio GO	4.000%	12/1/36		1,000	1,027
Berea OH City School District GO	4.000%	12/1/47	(15)	750	754
Berea OH City School District GO	4.000%	12/1/53	(15)	2,750	2,757
Big Walnut OH School District School Facilities Construction & Improvement GO	5.000%	12/1/55		4,425	4,938
Bluffton OH Hospital Facilities Revenue (Blanchard Valley Health System Obligated Group)	5.000%	12/1/29		2,010	2,268

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Bluffton OH Hospital Facilities Revenue (Blanchard Valley Health System Obligated Group)	4.000%	12/1/34		2,000	2,010
Bowling Green State University Ohio Revenue	5.000%	6/1/28		300	344
Bowling Green State University Ohio Revenue	5.000%	6/1/29		435	496
Bowling Green State University Ohio Revenue	5.000%	6/1/31		750	849
Bowling Green State University Ohio Revenue	5.000%	6/1/33		1,075	1,208
Bowling Green State University Ohio Revenue	5.000%	6/1/42		1,000	1,092
Bowling Green State University Ohio Revenue	5.000%	6/1/45		3,250	3,553
Bowling Green State University Ohio Student Housing Revenue (CFP I LLC - State University Project)	5.750%	6/1/20	(Prere.)	2,000	2,110
Bowling Green State University Ohio Student Housing Revenue (CFP I LLC - State University Project)	6.000%	6/1/20	(Prere.)	2,000	2,118
Brunswick OH City School District GO	5.000%	12/1/31		400	439
Brunswick OH City School District GO	5.000%	12/1/33		500	547
Brunswick OH City School District GO	5.000%	12/1/34		765	837
Brunswick OH City School District GO	5.000%	12/1/35		520	568
Brunswick OH City School District GO	5.000%	12/1/36		500	545
Brunswick OH City School District GO	5.000%	12/1/37		415	452
Butler County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/29		1,700	2,012
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	6.375%	4/1/36		1,405	1,528
Butler County OH Hospital Facilities Revenue (Kettering Health Network)	5.625%	4/1/41		2,010	2,141
Butler County OH Hospital Facilities Revenue (UC Health)	5.250%	11/1/20	(Prere.)	4,000	4,234
Butler County OH Hospital Facilities Revenue (UC Health)	5.500%	11/1/20	(Prere.)	1,390	1,478
Butler County OH Hospital Facilities Revenue (UC Health)	5.500%	11/1/20	(Prere.)	2,770	2,945
Butler County OH Hospital Facilities Revenue (UC Health)	4.000%	11/15/30		1,010	1,045
Butler County OH Hospital Facilities Revenue (UC Health)	4.000%	11/15/31		1,075	1,109
Butler County OH Hospital Facilities Revenue (UC Health)	4.000%	11/15/34		3,350	3,382
Butler County OH Hospital Facilities Revenue (UC Health)	5.000%	11/15/45		8,110	8,699
Butler County OH Transportation Improvement District Tax Allocation Revenue	4.000%	12/1/27		615	665
Butler County OH Transportation Improvement District Tax Allocation Revenue	4.000%	12/1/28		2,200	2,362

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Centerville OH Health Care Revenue (Graceworks Lutheran Services)	5.250%	11/1/37		1,500	1,554
Chagrin Falls OH Exempted Village School District GO	4.000%	12/1/35		300	313
Chagrin Falls OH Exempted Village School District GO	4.000%	12/1/36		500	519
Chagrin Falls OH Exempted Village School District GO	4.000%	12/1/47		1,435	1,464
Chillicothe OH Hospital Facilities Revenue (Adena Health System Obligated Group)	5.000%	12/1/27		1,000	1,154
Chillicothe OH Hospital Facilities Revenue (Adena Health System Obligated Group)	4.000%	12/1/42		500	481
Chillicothe OH Hospital Facilities Revenue (Adena Health System Obligated Group)	5.000%	12/1/47		3,300	3,506
Cincinnati OH City School District COP	5.000%	12/15/29		2,000	2,236
Cincinnati OH City School District COP	5.000%	6/15/31		500	565
Cincinnati OH City School District COP	5.000%	6/15/32		400	451
Cincinnati OH City School District COP	5.000%	6/15/33		400	449
Cincinnati OH City School District COP	3.250%	6/15/34		565	542
Cincinnati OH City School District COP	3.375%	6/15/35		755	729
Cincinnati OH City School District COP	3.500%	6/15/36		600	583
Cincinnati OH City School District COP	3.500%	6/15/37		1,000	966
Cincinnati OH City School District COP	3.625%	6/15/38		800	780
Cincinnati OH City School District GO	5.250%	6/1/20	(Prere.)	5,550	5,807
Cincinnati OH City School District GO	5.250%	12/1/30	(14)	4,450	5,518
Cincinnati OH GO	5.000%	12/1/25		795	923
Cincinnati OH GO	4.000%	12/1/29		1,010	1,092
Cincinnati OH GO	4.000%	12/1/30		500	538
Cincinnati OH Water System Revenue	5.000%	12/1/21	(Prere.)	5,115	5,552
Cincinnati OH Water System Revenue	5.000%	12/1/45		250	281
Clark-Shawnee OH Local School District GO	4.000%	11/1/31		400	427
Clark-Shawnee OH Local School District GO	4.000%	11/1/32		660	700
Clark-Shawnee OH Local School District GO	4.000%	11/1/34		860	903
Cleveland Heights & University Heights OH City School District GO	4.000%	12/1/31		530	561
Cleveland Heights & University Heights OH City School District GO	4.000%	12/1/35		500	516
Cleveland Heights & University Heights OH City School District GO	4.000%	12/1/36		500	514
Cleveland Heights & University Heights OH City School District GO	4.000%	12/1/37		2,200	2,252
Cleveland Heights OH City School District GO	4.500%	12/1/47		2,050	2,099
Cleveland OH Airport System Revenue	5.000%	1/1/28		4,530	4,843
Cleveland OH Airport System Revenue	5.000%	1/1/30	(4)	2,000	2,212
Cleveland OH Airport System Revenue	5.000%	1/1/30		5,050	5,386
Cleveland OH Airport System Revenue	5.000%	1/1/31	(4)	1,015	1,119
Cleveland OH Airport System Revenue	5.000%	1/1/48		5,000	5,460
Cleveland OH Income Tax Revenue	4.000%	10/1/28		350	373
Cleveland OH Income Tax Revenue	4.000%	10/1/28		500	533
Cleveland OH Income Tax Revenue	4.000%	10/1/29		400	424
Cleveland OH Income Tax Revenue	4.000%	10/1/29		300	318
Cleveland OH Income Tax Revenue	5.000%	10/1/30		2,505	2,894
Cleveland OH Income Tax Revenue	5.000%	10/1/32		500	572
Cleveland OH Income Tax Revenue	5.000%	10/1/33		500	570

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Cleveland OH Income Tax Revenue	5.000%	10/1/37		4,860	5,296
Cleveland OH Municipal School District GO	5.000%	12/1/46		3,000	3,215
Cleveland OH Public Power System Revenue	5.000%	11/15/26	(4)	265	305
Cleveland OH Public Power System Revenue	5.000%	11/15/27	(4)	210	244
Cleveland OH Public Power System Revenue	5.000%	11/15/28	(4)	150	174
Cleveland OH Public Power System Revenue	5.000%	11/15/29	(4)	210	243
Cleveland OH Public Power System Revenue	5.000%	11/15/32	(4)	530	605
Cleveland OH Public Power System Revenue	5.000%	11/15/34	(4)	760	860
Cleveland OH Public Power System Revenue	5.000%	11/15/36	(4)	1,000	1,121
Cleveland OH Public Power System Revenue	5.000%	11/15/37	(4)	595	665
Cleveland OH Public Power System Revenue	5.000%	11/15/38	(4)	825	919
Cleveland OH Water Pollution Control Revenue	5.000%	11/15/41		1,500	1,643
Cleveland OH Water Pollution Control Revenue	5.000%	11/15/45		1,565	1,709
Cleveland OH Water Revenue	4.000%	1/1/35		2,000	2,053
Cleveland State University Ohio General Receipts Revenue	5.000%	6/1/37		3,010	3,204
Cleveland-Cuyahoga County OH Port Authority Revenue (Cleveland Museum of Art Project) VRDO	1.680%	12/7/18		300	300
Cleveland-Cuyahoga County OH Port Authority Revenue (Euclid Avenue Development Corp. Project)	5.000%	8/1/28		680	748
Cleveland-Cuyahoga County OH Port Authority Revenue (Euclid Avenue Development Corp. Project)	5.000%	8/1/30		3,020	3,304
Cleveland-Cuyahoga County OH Port Authority Revenue (Euclid Avenue Development Corp. Project)	5.000%	8/1/39		3,010	3,241
Columbus OH City School District GO	0.000%	12/1/29	(4)	2,000	1,390
Columbus OH City School District GO	4.000%	12/1/30		750	793
Columbus OH City School District GO	5.000%	12/1/36		2,000	2,249
Columbus OH City School District GO	5.000%	12/1/42		500	556
Columbus OH City School District School Facilities Construction & Improvement GO	5.000%	12/1/32		2,825	3,216
Columbus OH City School District School Facilities Construction & Improvement GO	5.000%	12/1/47		1,480	1,639
Columbus OH GO	4.000%	4/1/30		5,015	5,413
Columbus OH GO	4.000%	7/1/30		1,200	1,280
Columbus OH GO	4.000%	4/1/31		2,060	2,214
Columbus OH GO	4.000%	4/1/33		1,000	1,064
Columbus OH Sewer Revenue	5.000%	6/1/31		1,000	1,130
Cuyahoga County OH (Convention Hotel Project) COP	4.000%	12/1/34		1,345	1,346
Cuyahoga County OH (Convention Hotel Project) COP	5.000%	12/1/36		1,000	1,078
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.000%	2/15/28		3,000	3,254
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.000%	2/15/30		2,000	2,149
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.000%	2/15/42		85	88

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.250%	2/15/47	4,000	4,182
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.000%	2/15/52	6,445	6,575
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.500%	2/15/52	2,500	2,657
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.000%	2/15/57	2,700	2,721
Cuyahoga County OH Hospital Revenue (MetroHealth System)	5.500%	2/15/57	2,000	2,113
Cuyahoga County OH Public Library Fund Special Obligation Revenue	4.000%	12/1/32	1,840	1,906
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/32	1,900	2,134
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/34	2,775	3,100
Cuyahoga County OH Sales Tax Revenue	5.000%	12/1/35	4,485	4,997
Cuyahoga County OH Sales Tax Revenue (Quicken Loans Arena Project)	5.000%	1/1/30	1,000	1,122
Cuyahoga County OH Sales Tax Revenue (Quicken Loans Arena Project)	5.000%	1/1/31	615	688
Cuyahoga OH Community College District GO	4.000%	12/1/30	1,800	1,906
Cuyahoga OH Community College District GO	4.000%	12/1/32	2,250	2,366
Cuyahoga OH Community College District Revenue	4.000%	2/1/27	1,000	1,075
Cuyahoga OH Community College District Revenue	4.000%	2/1/28	750	801
Dayton OH Water System Revenue	4.000%	12/1/29	265	284
Dayton OH Water System Revenue	4.000%	12/1/30	200	212
Dayton OH Water System Revenue	4.000%	12/1/31	280	295
Dayton OH Water System Revenue	4.000%	12/1/32	300	314
Dayton OH Water System Revenue	4.000%	12/1/34	970	1,006
Dayton OH Water System Revenue	4.000%	12/1/38	1,155	1,168
[1] Dublin OH Special Obligation Revenue	5.000%	12/1/31	500	591
[1] Dublin OH Special Obligation Revenue	5.000%	12/1/32	550	648
Dublin OH Special Obligation Revenue	5.000%	12/1/42	3,485	3,852
Dublin OH Special Obligation Revenue	5.000%	12/1/44	1,920	2,117
Elyria OH City School District GO	5.000%	12/1/29	505	576
Elyria OH City School District GO	4.000%	12/1/51	4,685	4,668
Euclid OH City School District GO	4.750%	1/15/54	5,000	5,227
Fairfield County OH Hospital Facilities Revenue (Fairfield Medical Center)	5.000%	6/15/43	4,250	4,384
Forest Hills OH Local School District GO	5.000%	12/1/46	2,000	2,204
Franklin County OH Convention Facilities Authority Revenue	5.000%	12/1/30	4,445	5,004
Franklin County OH GO	5.000%	12/1/31	3,000	3,439
Franklin County OH Health Care Facilities Improvement Revenue (Ohio Presbyterian Retirement Services Project)	5.625%	7/1/26	2,800	2,894
Franklin County OH Health Care Facilities Improvement Revenue (OPRS Communities)	6.000%	7/1/35	500	533
Franklin County OH Health Care Facilities Improvement Revenue (OPRS Communities)	6.125%	7/1/40	4,110	4,387

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.)	5.000%	5/15/31	5,000	5,459
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.)	5.000%	5/15/34	2,610	2,894
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.)	5.000%	11/15/36	3,665	3,909
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.)	5.000%	5/15/45	4,640	5,044
Franklin County OH Hospital Facilities Revenue (OhioHealth Corp.)	4.000%	5/15/47	8,685	8,601
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/28	1,590	1,854
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	4.000%	11/1/36	1,110	1,127
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	4.000%	11/1/38	775	783
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	4.000%	11/1/39	1,290	1,300
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	5.000%	11/1/42	7,000	7,434
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	4.000%	11/1/44	2,300	2,300
Franklin County OH Hospital Improvement Revenue (Nationwide Children’s Hospital Project)	4.000%	11/1/47	2,420	2,407
Franklin County OH Revenue (Trinity Health Corp.)	4.000%	12/1/46	3,880	3,839
[2] Franklin County OH Revenue (Trinity Health Corp.)	5.000%	12/1/46	1,500	1,636
Franklin County OH Revenue (Trinity Health Corp.)	5.000%	12/1/47	3,950	4,324
Franklin County OH Sales Tax Revenue	4.000%	6/1/29	2,110	2,309
Franklin County OH Sales Tax Revenue	5.000%	6/1/43	6,000	6,810
Franklin County OH Sales Tax Revenue	5.000%	6/1/48	5,000	5,653
Fremont City OH School District GO	5.000%	1/15/33	1,000	1,116
Fremont City OH School District GO	4.000%	1/15/55	2,000	1,944
Greene County OH Hospital Facilities Revenue (Kettering Health Network Obligated Group Project)	5.500%	4/1/39	2,500	2,528
Hamilton County OH Healthcare Facilities Revenue (Christ Hospital Project)	5.250%	6/1/32	3,150	3,402
Hamilton County OH Healthcare Facilities Revenue (Christ Hospital Project)	5.000%	6/1/42	5,310	5,598
Hamilton County OH Healthcare Facilities Revenue (Christ Hospital Project)	5.500%	6/1/42	3,025	3,264
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/32	1,750	1,802

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/36	1,000	1,026
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/42	2,000	2,032
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/46	4,450	4,516
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/46	2,000	2,028
Hamilton County OH Healthcare Revenue (Life Enriching Communities)	5.000%	1/1/51	1,400	1,417
Hamilton County OH Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center)	5.000%	5/15/34	1,000	1,098
Hamilton County OH Hospital Facilities Revenue (TriHealth Obligated Group)	4.125%	8/15/37	20	20
Hamilton County OH Hospital Facilities Revenue (TriHealth Obligated Group)	5.000%	8/15/42	5,000	5,415
Hamilton County OH Hospital Facilities Revenue (TriHealth Obligated Group)	4.250%	8/15/47	3,025	3,043
Hamilton County OH Hospital Facilities Revenue (TriHealth Obligated Group)	5.000%	8/15/47	3,000	3,235
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/30	1,360	1,489
Hamilton County OH Hospital Facilities Revenue (UC Health)	5.000%	2/1/44	2,400	2,545
Hamilton County OH Sales Tax Revenue	5.000%	12/1/29	1,000	1,149
Hamilton County OH Sales Tax Revenue	5.000%	12/1/30	1,530	1,748
Hamilton County OH Sales Tax Revenue	4.000%	12/1/31	6,500	6,817
Hamilton County OH Sales Tax Revenue	5.000%	12/1/32	5,000	5,369
Hamilton OH City School District GO	5.000%	12/1/34	1,500	1,676
Harrison Hills City School District Ohio GO	4.000%	11/1/54	2,720	2,699
Highland OH Local School District GO	5.250%	12/1/48	5,000	5,518
Highland OH Local School District GO	5.250%	12/1/54	2,000	2,197
Huber Heights OH City School District GO	4.000%	12/1/34	2,000	2,064
Hudson City School District OH GO	4.000%	12/1/31	400	422
Hudson City School District OH GO	4.000%	12/1/32	420	441
Hudson City School District OH GO	4.000%	12/1/33	420	439
Indian Creek OH Local School District GO	5.000%	11/1/55	3,000	3,259
Indian Creek OH Local School District GO	5.000%	11/1/55 (15)	1,000	1,082
JobsOhio Beverage System Statewide Liquor Profits OH Revenue	5.000%	1/1/38	25,850	27,963
[3] JobsOhio Beverage System Statewide Liquor Profits OH Revenue TOB VRDO	1.740%	12/7/18	6,080	6,080
Kent State University Ohio Revenue	5.000%	5/1/37	4,185	4,477
Lakeview OH Local School District Classroom Facilities & School Improvement GO	5.000%	11/1/44	1,500	1,651
Lakewood OH City School District GO	4.000%	11/1/28	200	214
Lakewood OH City School District GO	4.000%	11/1/30	235	249
Lakewood OH City School District GO	4.000%	11/1/31	440	464
Lakewood OH City School District GO	4.000%	11/1/32	225	236
Lakewood OH City School District GO	4.000%	11/1/33	375	392
Lakewood OH City School District GO	4.000%	11/1/34	430	447
Lakewood OH City School District GO	4.000%	11/1/36	1,000	1,029

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Lakewood OH City School District GO	4.000%	11/1/37		375	385
Lorain County OH Community College District General Revenue	5.000%	6/1/21	(Prere.)	4,530	4,858
Lorain County OH Hospital Facilities Revenue (Kendal At Oberlin)	5.000%	11/15/23		1,000	1,112
Lorain County OH Hospital Facilities Revenue (Kendal At Oberlin)	5.000%	11/15/30		2,500	2,695
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.000%	11/15/21	(Prere.)	2,540	2,819
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	6.500%	11/15/21	(Prere.)	2,000	2,247
Lucas County OH Hospital Revenue (ProMedica Healthcare Obligated Group)	5.250%	11/15/48		10,750	11,355
Madison OH Local School District GO	5.250%	12/1/37		3,815	4,164
Miami Trace OH Local School District GO	5.000%	12/1/48		3,730	4,096
Miami Valley OH Career Technology Center GO	4.000%	12/1/33		725	755
Miami Valley OH Career Technology Center GO	4.000%	12/1/34		725	752
Miami Valley OH Career Technology Center GO	4.000%	12/1/36		2,200	2,258
Miami Valley OH Career Technology Center GO	4.000%	12/1/39		1,000	1,016
Miami Valley OH Career Technology Center GO	5.000%	12/1/44		2,530	2,830
Miamisburg OH City School District GO	5.000%	12/1/33		675	762
Miamisburg OH City School District GO	5.000%	12/1/36		500	558
Middleburg Heights OH Hospital Revenue (Southwest General)	5.125%	8/1/31		1,250	1,338
Middleburg Heights OH Hospital Revenue (Southwest General)	5.250%	8/1/41		1,000	1,071
Middleburg Heights OH Hospital Revenue (Southwest General)	5.000%	8/1/47		5,000	5,363
Middletown OH City School District GO	5.250%	12/1/40		2,000	2,196
Middletown OH City School District GO	5.250%	12/1/48		5,870	6,424
Milford OH Exempt Village School District GO	5.000%	12/1/35		1,100	1,228
Milford OH Exempt Village School District GO	5.000%	12/1/36		1,250	1,390
Montgomery County OH Revenue (Catholic Health Initiatives)	5.250%	5/1/29		1,955	2,139
Montgomery County OH Revenue (Catholic Health Initiatives)	6.250%	10/1/33		15	15
Montgomery County OH Revenue (Miami Valley Hospital)	5.750%	11/15/23		1,000	1,058
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	1.730%	12/3/18	LOC	512	512
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	1.730%	12/3/18	LOC	1,850	1,850
Montgomery County OH Revenue (Miami Valley Hospital) VRDO	1.730%	12/3/18	LOC	2,900	2,900
North Olmsted OH School District GO	0.000%	12/1/26		1,000	793
North Olmsted OH School District GO	0.000%	12/1/27		1,610	1,225
North Olmsted OH School District GO	4.000%	12/1/41		3,310	3,350
North Ridgeville OH City School District GO	4.000%	12/1/44		3,000	3,041
North Royalton OH City School District GO	4.000%	12/1/33		1,000	1,035

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
North Royalton OH City School District GO	4.000%	12/1/34		1,500	1,547
North Royalton OH City School District GO	5.000%	12/1/47		7,620	8,334
Northeast OH Medical University Revenue	5.000%	12/1/42		475	482
Northeast OH Regional Sewer District Revenue	4.000%	11/15/34		6,775	7,090
Northeast OH Regional Sewer District Revenue	4.000%	11/15/43		4,000	4,063
Northeast OH Regional Sewer District Revenue (Wastewater Revenue Improvement)	5.000%	11/15/31		2,100	2,350
Northeast Ohio Regional Sewer District Wastewater Revenue	5.000%	5/15/23	(Prere.)	12,430	13,886
Northeast Ohio Regional Sewer District Wastewater Revenue	5.000%	11/15/39		1,395	1,532
Northeastern Local School District (Clark County) Ohio GO	4.000%	12/1/29	(4)	785	843
Northeastern Local School District (Clark County) Ohio GO	4.000%	12/1/30	(4)	865	921
Northeastern Local School District (Clark County) Ohio GO	4.000%	12/1/35	(4)	1,390	1,447
Northeastern Local School District (Clark County) Ohio GO	4.000%	12/1/36	(4)	1,495	1,549
Northwest Local School District Ohio GO	5.000%	12/1/40		1,650	1,819
Northwest Local School District Ohio GO	5.000%	12/1/45		3,760	4,135
Ohio Air Quality Development Authority Revenue (Columbus Southern Power Co. Project)	5.800%	12/1/38		2,000	2,059
Ohio Capital Facilities Lease-Appropriation Revenue (Administrative Building Fund Projects)	5.000%	10/1/30		1,790	2,098
Ohio Capital Facilities Lease-Appropriation Revenue (Administrative Building Fund Projects)	5.000%	4/1/36		2,765	3,113
Ohio Capital Facilities Lease-Appropriation Revenue (Adult Correctional Building Fund Projects)	5.000%	10/1/28		1,750	2,055
Ohio Capital Facilities Lease-Appropriation Revenue (Adult Correctional Building Fund Projects)	5.000%	10/1/29		1,340	1,562
Ohio Capital Facilities Lease-Appropriation Revenue (Parks & Recreation Improvement Fund Projects)	5.000%	2/1/30		535	611
Ohio Common Schools GO VRDO	1.690%	12/7/18		400	400
Ohio GO	5.000%	5/1/32		5,000	5,641
Ohio GO	5.000%	5/1/36		4,960	5,525
Ohio GO	5.000%	6/15/36		2,785	3,125
Ohio GO	5.000%	3/15/37		9,745	10,735
Ohio GO	5.000%	5/1/37		4,330	4,815
Ohio Higher Educational Facility Commission Revenue (Case Western Reserve University Project)	5.250%	12/1/26	(14)	3,520	4,171
Ohio Higher Educational Facility Commission Revenue (Case Western Reserve University Project)	5.000%	12/1/29		3,055	3,563

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Ohio Higher Educational Facility Commission Revenue (Case Western Reserve University Project)	5.000%	12/1/30		2,500	2,898
Ohio Higher Educational Facility Commission Revenue (Case Western Reserve University Project)	4.000%	12/1/33		3,000	3,105
Ohio Higher Educational Facility Commission Revenue (Case Western Reserve University Project)	5.000%	12/1/40		2,500	2,775
Ohio Higher Educational Facility Commission Revenue (Cleveland Clinic Health System Obligated Group) VRDO	1.700%	12/3/18		600	600
Ohio Higher Educational Facility Commission Revenue (Cleveland Clinic Health System Obligated Group) VRDO	1.730%	12/3/18		1,500	1,500
Ohio Higher Educational Facility Commission Revenue (College of Wooster Project)	5.000%	9/1/45		5,255	5,754
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.000%	11/1/42		1,900	2,115
Ohio Higher Educational Facility Commission Revenue (Denison University Project)	5.250%	11/1/46		1,500	1,695
Ohio Higher Educational Facility Commission Revenue (Franciscan University of Steubenville Project)	5.000%	11/1/31		2,040	2,261
Ohio Higher Educational Facility Commission Revenue (Franciscan University of Steubenville Project)	5.000%	11/1/41		4,000	4,296
Ohio Higher Educational Facility Commission Revenue (Kenyon College Project)	5.000%	7/1/31		300	342
Ohio Higher Educational Facility Commission Revenue (Kenyon College Project)	5.000%	7/1/37		5,955	6,450
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	5.000%	7/1/35		850	954
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	4.000%	7/1/36		750	767
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	4.000%	7/1/37		650	663
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	5.000%	7/1/42		2,000	2,204
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	4.000%	7/1/47		3,750	3,764
Ohio Higher Educational Facility Commission Revenue (Oberlin College Project)	4.000%	10/1/47		7,000	7,059
Ohio Higher Educational Facility Commission Revenue (Otterbein University Project)	5.000%	12/1/26		1,360	1,518
Ohio Higher Educational Facility Commission Revenue (Otterbein University Project)	5.000%	12/1/27		1,430	1,586
Ohio Higher Educational Facility Commission Revenue (Summa Health System)	5.750%	5/15/20	(Prere.)	270	284
Ohio Higher Educational Facility Commission Revenue (Summa Health System)	5.750%	11/15/35		1,415	1,475
Ohio Higher Educational Facility Commission Revenue (Summa Health System)	5.750%	11/15/40		3,260	3,388

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/29	2,575	2,808
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.375%	12/1/29	10	10
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.625%	12/1/41	2,015	2,143
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/44	2,000	2,162
Ohio Higher Educational Facility Commission Revenue (University of Dayton Project)	5.000%	12/1/48	4,000	4,396
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/24	1,000	1,104
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/25	1,500	1,675
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/27	1,000	1,111
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/32	2,185	2,403
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/32	1,000	1,094
Ohio Higher Educational Facility Commission Revenue (Xavier University Project)	5.000%	5/1/33	750	818
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	5.000%	1/1/33	5,430	6,254
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	4.000%	1/1/34	2,175	2,278
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	4.000%	1/1/39	3,000	3,077
Ohio Hospital Revenue (Cleveland Clinic Health System Obligated Group)	4.000%	1/1/43	6,000	6,054
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/29	35	39
Ohio Hospital Revenue (University Hospitals Health System Inc.)	5.000%	1/15/41	6,015	6,284
Ohio Hospital Revenue (University Hospitals Health System Inc.)	4.000%	1/15/46	40	39
Ohio Housing Finance Agency Residential Mortgage Revenue	4.100%	3/1/42	1,005	1,027
Ohio Housing Finance Agency Residential Mortgage Revenue	4.000%	9/1/48	2,350	2,342
Ohio Juvenile Correctional Capital Facilities Revenue	5.000%	4/1/29	1,655	1,940
Ohio Juvenile Correctional Capital Facilities Revenue	5.000%	4/1/30	1,740	2,029
Ohio Juvenile Correctional Capital Facilities Revenue	5.000%	4/1/33	3,205	3,689
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/27	3,410	3,959
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/27	3,850	4,589
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/28	1,855	2,141
Ohio Major New State Infrastructure Project Revenue	5.000%	12/15/29	6,200	7,129

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Ohio Parks & Recreation Capital Facilities Revenue	5.000%	12/1/29		1,095	1,282
Ohio Parks & Recreation Capital Facilities Revenue	5.000%	2/1/30		3,615	4,047
Ohio Revenue (Transportation Building Fund Projects)	5.000%	4/1/29		1,500	1,757
Ohio State University General Receipts Revenue	5.000%	6/1/38		8,045	8,801
Ohio State University General Receipts Revenue	5.000%	12/1/39		5,250	5,849
Ohio State University General Receipts Revenue VRDO	1.680%	12/7/18		3,750	3,750
Ohio State University General Receipts Revenue VRDO	1.680%	12/7/18		5,430	5,430
Ohio State University General Receipts Revenue VRDO	1.720%	12/7/18		755	755
Ohio State University General Receipts Revenue VRDO	1.720%	12/7/18		4,300	4,300
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/25		4,500	4,955
Ohio Turnpike Commission Turnpike Revenue	4.000%	2/15/32		6,000	6,244
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/37		6,095	2,923
Ohio Turnpike Commission Turnpike Revenue	4.000%	2/15/37		1,840	1,891
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/38		4,500	2,057
Ohio Turnpike Commission Turnpike Revenue	5.250%	2/15/39		4,050	4,437
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/40		2,500	1,036
Ohio Turnpike Commission Turnpike Revenue	0.000%	2/15/41		2,500	989
Ohio Turnpike Commission Turnpike Revenue	5.000%	2/15/48		12,000	12,832
Ohio University General Receipts Revenue	5.000%	12/1/39		2,000	2,154
Ohio University General Receipts Revenue	5.000%	12/1/42		1,450	1,548
Ohio University General Receipts Revenue	5.000%	12/1/44		1,605	1,777
Ohio University General Receipts Revenue	5.000%	12/1/45		5,000	5,531
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	12/1/28		2,320	2,719
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	4.000%	12/1/30		5,900	6,317
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	4.000%	12/1/33		6,000	6,323
Ohio Water Development Authority Drinking Water Assistance Fund Revenue	5.000%	12/1/37		2,550	2,893
Ohio Water Development Authority Fresh Water Revenue	4.000%	6/1/36		3,000	3,112
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/29		4,955	5,827
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue	5.000%	6/1/30		8,965	10,491
Olentangy Local School District Ohio GO	4.000%	12/1/33		1,300	1,374
Olentangy Local School District Ohio GO	4.000%	12/1/34		500	526
Polaris Career Center Ohio COP	5.000%	11/1/34		30	33
Princeton OH City School District GO	5.000%	12/1/36		1,500	1,671
Reynoldsburg OH GO	3.550%	12/1/42		800	735
Reynoldsburg OH GO	3.600%	12/1/48		700	636
Ross County OH Hospital Facilities Revenue (Adena Health System)	5.750%	12/1/18	(Prere.)	10,040	10,040

Ohio Long-Term Tax-Exempt Fund

				Face	Market
		Maturity		Amount	Value•
	Coupon	Date		($000)	($000)
Rossford OH Exempted Village School District GO	4.000%	12/1/53		2,180	2,144
Sandusky OH School District GO	5.000%	11/1/47		2,690	2,867
Scioto County OH Hospital Facilities Revenue (Southern Ohio Medical Center)	5.000%	2/15/30		1,715	1,903
South-Western City OH School District GO	5.000%	12/1/36		335	362
Southwest Licking OH Local School District School Facilities Construction & Improvement GO	4.000%	11/1/34		500	518
Southwest Licking OH Local School District School Facilities Construction & Improvement GO	4.000%	11/1/42		4,650	4,699
Southwest OH Local School District (Hamilton County) GO	5.000%	1/15/29		1,155	1,355
Southwest OH Local School District (Hamilton County) GO	5.000%	1/15/30		1,295	1,511
Southwest OH Local School District (Hamilton County) GO	4.000%	1/15/55		3,400	3,355
Tallmadge OH City School District GO	4.000%	10/1/53		1,630	1,621
Toledo OH City School District GO	5.000%	12/1/28		4,730	5,270
Toledo OH Waterworks Revenue	5.000%	11/15/29		2,205	2,540
Toledo OH Waterworks Revenue	5.000%	11/15/37		3,125	3,494
Toledo OH Waterworks Revenue	5.000%	11/15/38		4,000	4,369
Toledo-Lucas County OH Port Authority Student Housing Revenue (CHF-Toledo, LLC - The University of Toledo Project)	5.000%	7/1/34		1,000	1,025
Toledo-Lucas County OH Port Authority Student Housing Revenue (CHF-Toledo, LLC - The University of Toledo Project)	5.000%	7/1/39		1,000	1,017
Tri Valley OH Local School District GO	5.500%	12/1/19	(14)	660	670
Union County OH Memorial Hospital Revenue	5.000%	12/1/26		200	232
Union County OH Memorial Hospital Revenue	5.000%	12/1/27		215	250
Union County OH Memorial Hospital Revenue	5.000%	12/1/28		530	613
Union County OH Memorial Hospital Revenue	5.000%	12/1/37		950	1,058
Union County OH Memorial Hospital Revenue	5.000%	12/1/38		600	666
Union County OH Memorial Hospital Revenue	5.000%	12/1/47		2,500	2,741
University of Akron Ohio General Receipts Revenue	5.000%	1/1/28		15	17
University of Akron Ohio General Receipts Revenue	5.000%	1/1/30		10	11
University of Akron Ohio General Receipts Revenue	5.000%	1/1/33		2,975	3,273
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/44		4,000	4,466
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/46		1,795	1,970
University of Cincinnati Ohio General Receipts Revenue	5.000%	6/1/47		3,700	4,097

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of Cincinnati OH Revenue	5.000%	6/1/36	805	915
University of Toledo OH Revenue	5.000%	6/1/30	4,115	4,845
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/27	100	116
University of Toledo Ohio General Receipts Revenue	5.000%	6/1/29	2,000	2,348
Upper Arlington OH School District GO	4.000%	12/1/35	1,795	1,884
Upper Arlington OH School District GO	4.000%	12/1/36	1,750	1,828
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/31	870	938
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.750%	7/1/33	600	668
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.000%	7/1/39	1,045	1,106
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	5.500%	7/1/39	1,225	1,326
Warren County OH Health Care Facilities Improvement Revenue (Otterbein Homes Project)	4.000%	7/1/44	30	29
Westerville OH School District COP	5.000%	12/1/41	2,100	2,329
Westerville OH School District COP	4.000%	12/1/42	960	964
Westlake OH Special Obligation Revenue (American Greetings/Crocker Park Public Improvement Project)	5.000%	12/1/30	1,350	1,534
Westlake OH Special Obligation Revenue (American Greetings/Crocker Park Public Improvement Project)	5.000%	12/1/32	1,395	1,581
Winton Woods City OH School District GO	0.000%	11/1/29	885	608
Winton Woods City OH School District GO	0.000%	11/1/30	1,005	660
Winton Woods City OH School District GO	0.000%	11/1/31	1,020	641
Winton Woods City OH School District GO	0.000%	11/1/32	1,140	687
Woodridge OH School District GO	5.000%	12/1/46	3,605	3,918
Woodridge OH School District GO	4.000%	12/1/50	4,020	4,044
Wright State University Ohio General Revenue	5.000%	5/1/26	3,030	3,142
Wright State University Ohio General Revenue	5.000%	5/1/31	3,350	3,441
				1,145,550
Guam (0.2%)
Guam Government Waterworks Authority
Water & Waste Water System Revenue	5.500%	7/1/43	2,300	2,432
Total Tax-Exempt Municipal Bonds (Cost $1,139,859)				1,147,982

Ohio Long-Term Tax-Exempt Fund

Amount
($000)
Other Assets and Liabilities (1.7%)
Other Assets
Investment in Vanguard	62
Receivables for Investment Securities Sold	6,361
Receivables for Accrued Income	16,565
Receivables for Capital Shares Issued	772
Variation Margin Receivable—Futures Contracts	19
Other Assets	201
Total Other Assets	23,980
Liabilities
Payables for Investment Securities Purchased	(1,262)
Payables for Capital Shares Redeemed	(989)
Payables for Distributions	(959)
Payables to Vanguard	(771)
Variation Margin Payable—Futures Contracts	(38)
Total Liabilities	(4,019)
Net Assets (100%)
Applicable to 95,826,255 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,167,943
Net Asset Value Per Share	$12.19

At November 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,157,263
Total Distributable Earnings (Loss)	10,680
Net Assets	1,167,943

• See Note A in Notes to Financial Statements.

1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2018.

2 Securities with a value of $545,000 have been segregated as initial margin for open futures contracts.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the value of this security represented 0.5% of net assets.

A key to abbreviations and other references follows the Statement of Net Assets.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

PILOT—Payments in Lieu of Taxes.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

VRDO—Variable Rate Demand Obligation.

VRDP—Variable Rate Demand Preferred.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

(15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc.).

(18) SBLF (Michigan School Bond Loan Fund).

(19) TPSF (Texas Permanent School Fund).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
10-Year U.S. Treasury Note	March 2019	97	11,587	41
5-Year U.S. Treasury Note	March 2019	70	7,907	11
2-Year U.S. Treasury Note	March 2019	6	1,266	1
				53

Short Futures Contracts
Ultra Long U.S. Treasury Bond	March 2019	(46)	(7,011)	(15)
30-Year U.S. Treasury Bond	March 2019	(33)	(4,617)	(13)
Ultra 10-Year U.S. Treasury Note	March 2019	(32)	(4,048)	(9)
				(37)
				16

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2018
($000)
Investment Income
Income
Interest	40,418
Total Income	40,418
Expenses
The Vanguard Group—Note B
Investment Advisory Services	151
Management and Administrative	1,158
Marketing and Distribution	184
Custodian Fees	11
Auditing Fees	34
Shareholders’ Reports and Proxy	11
Trustees’ Fees and Expenses	1
Total Expenses	1,550
Net Investment Income	38,868
Realized Net Gain (Loss)
Investment Securities Sold	3,816
Futures Contracts	(276)
Realized Net Gain (Loss)	3,540
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(33,493)
Futures Contracts	61
Change in Unrealized Appreciation (Depreciation)	(33,432)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,976

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,868	37,014
Realized Net Gain (Loss)	3,540	6,644
Change in Unrealized Appreciation (Depreciation)	(33,432)	28,061
Net Increase (Decrease) in Net Assets Resulting from Operations	8,976	71,719
Distributions
Net Investment Income	(38,869)	(36,996)
Realized Capital Gain[1]	(6,278)	(4,999)
Total Distributions	(45,147)	(41,995)
Capital Share Transactions
Issued	170,301	164,311
Issued in Lieu of Cash Distributions	32,504	29,925
Redeemed	(193,510)	(160,553)
Net Increase (Decrease) from Capital Share Transactions	9,295	33,683
Total Increase (Decrease)	(26,876)	63,407
Net Assets
Beginning of Period	1,194,819	1,131,412
End of Period	1,167,943	1,194,819

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $19,000 and $1,381,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.56	$12.23	$12.62	$12.63	$11.93
Investment Operations
Net Investment Income	.402 [1]	.401 [1]	.408	.427	.444
Net Realized and Unrealized Gain (Loss) on Investments	(.304)	.385	(.331)	.055	.749
Total from Investment Operations	.098	.786	.077	.482	1.193
Distributions
Dividends from Net Investment Income	(.402)	(.401)	(.408)	(.427)	(.444)
Distributions from Realized Capital Gains	(.066)	(.055)	(.059)	(.065)	(.049)
Total Distributions	(.468)	(.456)	(.467)	(.492)	(.493)
Net Asset Value, End of Period	$12.19	$12.56	$12.23	$12.62	$12.63

Total Return[2]	0.79%	6.52%	0.51%	3.90%	10.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,168	$1,195	$1,131	$1,019	$965
Ratio of Total Expenses to Average Net Assets	0.13%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	3.26%	3.20%	3.17%	3.39%	3.60%
Portfolio Turnover Rate	39%	34%	15%	21%	23%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2018, the fund’s average investments in long and short futures contracts represented 3% and 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Ohio Long-Term Tax-Exempt Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2018, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2018, the fund had contributed to Vanguard capital in the amount of $62,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Ohio Long-Term Tax-Exempt Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	1,147,982	—
Futures Contracts—Assets[1]	19	—	—
Futures Contracts—Liabilities[1]	(38)	—	—
Total	(19)	1,147,982	—

1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	729
Total Distributable Earnings (Loss)	(729)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, the realization of unrealized gains or losses on certain futures contracts, and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Tax-Exempt Income	1,670
Undistributed Long-Term Gains	2,849
Capital Loss Carryforwards	—
Net Unrealized Gains (Losses)	7,832

As of November 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,140,150
Gross Unrealized Appreciation	18,968
Gross Unrealized Depreciation	(11,136)
Net Unrealized Appreciation (Depreciation)	7,832

Ohio Long-Term Tax-Exempt Fund

E.      During the year ended November 30, 2018, the fund purchased $472,242,000 of investment securities and sold $451,814,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended November 30, 2018, such purchases and sales were $144,637,000 and $177,512,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F.       Capital shares issued and redeemed were:

	Year Ended November 30,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	13,785	13,167
Issued in Lieu of Cash Distributions	2,631	2,398
Redeemed	(15,739)	(12,932)
Net Increase (Decrease) in Shares Outstanding	677	2,633

G.     Management has determined that no events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Ohio Tax-Free Funds and Shareholders of Vanguard Ohio Long-Term Tax-Exempt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Free Funds, referred to hereafter as the “Fund”) as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 17, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Ohio Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,992,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund designates 100% of its income dividends as exempt-interest dividends.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays OH Municipal Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ohio Long-Term Tax-Exempt Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ohio Long-Term Tax-Exempt Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Ohio Long-Term Tax-Exempt Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ohio Long-Term Tax-Exempt Fund or the owners of the Ohio Long-Term Tax-Exempt Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ohio Long-Term Tax-Exempt Fund. Investors acquire the Ohio Long-Term Tax-Exempt Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ohio Long-Term Tax-Exempt Fund. The Ohio Long-Term Tax-Exempt Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ohio Long-Term Tax-Exempt Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ohio Long-Term Tax-Exempt Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ohio Long-Term Tax-Exempt Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ohio Long-Term Tax-Exempt Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ohio Long-Term Tax-Exempt Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ohio Long-Term Tax-Exempt Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ohio Long-Term Tax-Exempt Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE OHIO LONG-TERM TAX-EXEMPT FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2019 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1   Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2018: $34,000
Fiscal Year Ended November 30, 2017: $36,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2018: $9,734,277
Fiscal Year Ended November 30, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2018: $5,581,336
Fiscal Year Ended November 30, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2018: $0
Fiscal Year Ended November 30, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)    (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2018: $347,985
Fiscal Year Ended November 30, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures.  The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)         Code of Ethics.

(b)        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  January 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 22, 2019

VANGUARD OHIO TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*

THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 22, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216, Incorporated by Reference.